UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934
      Date of Report (date of earliest event reported): February 25, 2021

                                AMERICANN, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Delaware                   000-54231                    27-4336843
 (State or other jurisdiction  (Commission File No.)             (IRS Employer
       of incorporation)                                    Identification No.)

                           1555 Blake Street, Unit 502
                                Denver, CO 80216
                        -------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 862-9000
                                                           --------------

          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the 9+8Erovisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

--------------------------------------------------------------------------------
       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Securities Holders.

     A special meeting of the Company's shareholders was held on February 25, 2021.

     At the meeting the proposal to change the Company's corporate domicile from Delaware to Colorado was approved by the shareholders.

     The following is a tabulation of votes cast with respect to this proposal:

                                  Votes                          Broker
                  ------------------------------------------    Non-Votes
                   For            Against           Abstain

                10,768,354           0                 0            0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 25, 2021
                                 AMERICANN, INC.


                                 By:  /s/ Timothy Keogh
                                      -----------------------------------------
                                     Timothy Keogh, President and Chief
                                     Executive Officer